August 1, 2016

DREYFUS BNY MELLON FUNDS, INC.

- Dreyfus Emerging Markets Debt U.S. Dollar Fund

Supplement to Summary Prospectus and

Statutory Prospectus dated March 1, 2016

The following information supersedes and replaces the second paragraph in “Portfolio Management” in the summary prospectus and “Fund Summary – Portfolio Management” in the statutory prospectus:.

Federico Garcia Zamora and Josephine Shea are the fund's primary portfolio managers. Mr. Garcia Zamora has been a primary portfolio manager for the fund since August 2016, and Ms. Shea has been primary portfolio manager for the fund since August 2015.  Mr. Garcia Zamora is a director of emerging markets strategies and portfolio manager for emerging market local currency debt at Standish Mellon Asset Management Company LLC (“Standish”) and Ms. Shea is a portfolio manager at Standish.

The following information supersedes and replaces the fourth paragraph in “Fund Details - Management” in the statutory prospectus:

Federico Garcia Zamora and Josephine Shea are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund’s portfolio. Mr. Garcia Zamora has been a primary portfolio manager for the fund since August 2016, and Ms. Shea has been primary portfolio manager for the fund since August 2015. Mr. Garcia Zamora is a director of emerging markets strategies and portfolio manager for emerging market debt at Standish, which he joined in December 2012. Prior to joining Standish, Mr. Garcia Zamora served as co-portfolio manager of the international fixed income, global fixed income and strategic inflation opportunities funds at American Century Investments from 2008 until December 2012.  Ms. Shea is a portfolio manager at Standish, which she joined in August 2015.  Prior to joining Standish, Ms. Shea was employed at Hartford Investment Management Company as a senior portfolio manager - global emerging markets corporate and sovereign credit from January 2012 until August 2015 and a co-head of the emerging market team from May 2007 until December 2011.

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